LOAN AGREEMENT

     LOAN AGREEMENT, dated as of March__, 2002 (this "Agreement"), by and among The Bauer Partnership Inc., a Nevada corporation with an address at 8 Queen Street, Mayfair, London W1J 5PD, United Kingdom (the "Borrower"), Ocean Strategic Holdings Ltd., a Guernsey corporation with its administrative office at 11 Bath St., St. Helier JE4 OYZ Jersey ("Ocean"), and Turbo International Ltd., a corporation organized under the laws of the Bahamas with its registered offices at Shirley House, 50 Shirley Street, P.O. Box N-7755, Nassau, Bahamas ("Turbo"). Ocean and Turbo are each also individually referred to herein as the "Lender" and collectively as the "Lenders."

         WHEREAS, the Lenders have agreed to make a loan to the Borrower and the Borrower has agreed to borrow from the Lenders the aggregate amount of Five Hundred Thousand and no/100 U.S. Dollars ($500,000.00) (the "Loan"), ninety percent (90%) of which shall be loaned by Ocean and ten percent (10%) of which shall be loaned by Turbo, in accordance with the terms and conditions set forth herein and in the secured convertible promissory note issued to Ocean, annexed hereto and made a part hereof as Exhibit A (the "Ocean Note"), and the secured convertible promissory note issued to Turbo, annexed hereto and made a part hereof as Exhibit B (the "Turbo Note"), (the Ocean Note and the Turbo Note are each also individually referred to herein as the "Note" and collectively as the "Notes");

         WHEREAS, in consideration for the Loan, the Borrower shall (a) cause to be transferred to the Lenders, in proportion to their respective percentage of the Loan, good and marketable title to ten percent (10%) of the issued and outstanding shares of the capital stock of The Bauer Windjammer Resort and Spa (Bahamas) Ltd., ("Windjammer"), a corporation organized under the laws of the Bahamas and a wholly-owned subsidiary of The Bauer Capital Management Limited ("BCM"), a corporation organized under the laws of the British Virgin Islands and a wholly-owned subsidiary of the Borrower; and (b) issue a redeemable Warrant to each of the Lenders and/or their respective assigns to acquire, in proportion to their respective percentage of the Loan, an aggregate of 3,000,000 shares, subject to adjustment as provided in this Agreement and in the Warrants (the "Warrant Shares"), of the common stock, par value $.001 per share, of the Borrower (the "Common Stock") at an exercise price of $.20 per share during the three year period commencing on the date hereof; and

         WHEREAS, the security for the Notes shall be 17,312,500 shares of the Common Stock, pursuant to a pledge and security agreement dated even date herewith among the Lenders and Fleming Financial Holdings Ltd., a corporation organized under the laws of Belize ("Fleming"), annexed hereto and made a part hereof as Exhibit C (the "Security Agreement");

         NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

SECTION 1. THE LOAN Subject to the terms and conditions of this Agreement, the Lenders agree to loan to the Borrower and the Borrower agrees to borrow from the Lenders the aggregate principal amount of Five Hundred Thousand and no/100 U.S. Dollars ($500,000.00) to be distributed to the Borrower as set forth on Schedule 1 annexed hereto and made a part hereof, ninety percent (90%) of which shall be loaned by Ocean and ten percent (10%) of which shall be loaned by Turbo, due and payable in full ninety (90) days from the date hereof (the "Maturity Date"). The date on which the Loan is disbursed to the Borrower is hereinafter sometimes referred to as the Closing Date.

SECTION 2. NOTE; PAYMENTS The Loan shall be evidenced by the Notes and shall be due and payable in full on the Maturity Date. Payment on the Notes shall be made to the Lenders at their respective addresses set forth in Section 10.7 or such other address as either Lender shall designate in writing.

SECTION 3.  CONVERSION

3.1 If the Loan shall have not been repaid in its entirety within 120 days from the date hereof, then the Ocean Note and the Turbo Note shall automatically be converted into 45,000,000 and 5,000,000, respectively, duly issued, fully paid and nonassessable shares of the Common Stock, (individually, the "Ocean Conversion Shares" and the "Turbo Conversion Shares, " respectively, and collectively, the "Conversion Shares") and the Notes shall be cancelled.

3.2 The Borrower shall deliver certificates representing the Conversion Shares to Kaplan Gottbetter & Levenson, LLP, 630 Third Avenue, New York, New York 10017 ("KGL") to be held by KGL as escrow agent (the "Escrow Agent") pursuant to the terms and conditions of the escrow agreement annexed hereto and made a part hereof as Exhibit D (the "Escrow Agreement"). The certificates representing the Conversion Shares shall be registered in the names of Ocean and Turbo in the denominations set forth in Schedule 3.2 annexed hereto.

3.3 Upon conversion pursuant to Section 3.1, the Lenders shall surrender the Notes to the Escrow Agent together with the Notice of Automatic Conversion annexed as Appendix I to the Conversion and Exercise procedures annexed here to and made a part hereof as Exhibit J and the Escrow Agent shall within five business days after its receipt of the Notes, deliver the Conversion Shares to the Lenders and the cancelled Notes to the Borrower.

3.4 The Conversion Shares shall have the registration rights set forth in the registration rights agreement annexed hereto and made a part hereof as Exhibit E (the "Registration Rights Agreement").

3.5 The Borrower shall pay all expenses, issuance taxes and other charges payable for the preparation, execution and delivery of certificates representing the Conversion Shares to be issued in connection with conversion of the Notes.

3.6 If the Loan shall have been repaid in its entirety within 120 days from the date hereof, the Notes shall be cancelled and the Lenders shall surrender the Notes to the Escrow Agent and the Escrow Agent shall within five business days after its receipt of the Notes, deliver the cancelled Notes and the Conversion Shares to the Borrower.

SECTION 4. CONDITIONS PRECEDENT TO THE LOAN The disbursement of the Loan shall be subject to the satisfaction or waiver by the Lenders of the following conditions precedent:

4.1. The Lenders shall have received their respective Notes, duly executed and delivered by the Borrower.

4.2. The Lenders shall have received certificates representing good and marketable title to ten percent (10%) of the issued and outstanding shares of the capital stock of Windjammer (the "Windjammer Shares"), in proportion to their respective percentage of the Loan, free and clear of any and all liens, claims, encumbrances and adverse interests of any kind (collectively, "Liens"), in negotiable form, duly endorsed in blank or with stock transfer powers duly endorsed in blank attached thereto; provided, however, that the Lenders shall take a second position only to an institutional lender approved by the Lenders, which approval shall not be unreasonably withheld, in connection with real estate financing on the Windjammer Project.

4.3 The Lenders shall have received the Shareholders' Agreement dated even date herewith among the Lenders, BCM and Windjammer, annexed hereto and made a part hereof as Exhibit F, duly executed and delivered by BCM and Windjammer.

4.4. The Lenders shall have received the Security Agreement duly executed and delivered by Fleming as well as originals, each duly executed by Fleming, of all financing statements under the Uniform Commercial Code, stock powers and other documents and instruments required by the Lenders in connection with the Security Agreement.

4.5 Ocean shall have received a Warrant issued to Ocean and/or its assigns, in the form of Exhibit G annexed hereto and made a part hereof (the "Ocean Warrant"), pursuant to which Ocean and/or its assigns shall have the right to acquire 2,700,000 Warrant Shares, subject to adjustment as provided in this Agreement and in the Warrant, at an exercise price of $.20 per share during the three year period commencing on the date hereof. Such Warrant Shares shall have the registration rights set forth in the Registration Rights Agreement and shall be held in escrow by the Escrow Agent pursuant to this Agreement and the Escrow Agreement. Certificates representing such Warrant Shares shall be registered in the name of Ocean and/or its assigns in the denominations set forth in Schedule
4.5 annexed hereto.

4.6 Turbo shall have received a Warrant issued to Turbo and/or its assigns, in the form of Exhibit H annexed hereto and made a part hereof (the "Turbo Warrant"), pursuant to which Turbo and/or its assigns shall have the right to acquire 300,000 Warrant Shares, subject to adjustment as provided in this Agreement and in the Warrant, at an exercise price of $.20 per share during the three year period commencing on the date hereof. Such Warrant Shares shall have the registration rights set forth in the Registration Rights Agreement and shall be held in escrow by the Escrow Agent pursuant to this Agreement the Escrow Agreement. Certificates representing such Warrant Shares shall be registered in the name of Turbo and/or its assigns in the denominations set forth in Schedule
4.6 annexed hereto.

4.7 The Lenders and the Escrow Agent shall have received the Escrow Agreement duly executed and delivered by the Borrower.

4.8 The Escrow Agent shall have received the Conversion Shares and the Warrant Shares for placement in escrow pursuant to this Agreement and the Escrow Agreement.

4.9. The Lenders shall have received the Registration Rights Agreement, duly executed and delivered by the Borrower, in connection with registration of the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act").

4.10 The Borrower shall have delivered to the Escrow Agent the duly executed Power-of-Attorney, annexed hereto and made a part hereof as Exhibit I, pursuant to Section 6A.11 hereof.

4.11 The Borrower shall have delivered to the Escrow Agent a duly executed letter of resignation of Ronald J. Bauer as a director and officer of the Borrower (the "The Bauer Resignation").

4.12. The Lenders shall have received a legal opinion of counsel to the Company, substantially in the form annexed as Exhibit K hereto, addressed to the Lenders.

SECTION 5 REPRESENTATIONS AND WARRANTIES OF THE BORROWER As a material inducement to the Lenders to enter into this Agreement, the Borrower hereby represents and warrants that:

5.1 The Borrower is a corporation, duly incorporated, validly existing and in good standing under the laws of the state of Nevada, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Borrower has no subsidiaries other than as set forth on Schedule 5.1 attached hereto (collectively, the "Subsidiaries"). Except as set forth on Schedule 5.1, each of the Subsidiaries is a corporation, duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, with the full corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Except as set forth on Schedule 5.1, each of the Borrower and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not, individually or in the aggregate, have a material adverse effect on the results of operations, assets, prospects, or financial condition of the Borrower and the Subsidiaries, taken as a whole (a "Material Adverse Effect").

5.2 The Borrower has the requisite corporate power and authority to enter into and to consummate the transactions contemplated hereby and by each other Transaction Document (as defined below) and to otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Borrower and the consummation by it of the transactions contemplated hereby and thereby has been duly authorized by all necessary action on the part of the Borrower. Each of this Agreement and each of the other Transaction Documents has been or will be duly executed by the Borrower and when delivered in accordance with the terms hereof or thereof and will constitute the valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. "Transaction Documents" means this Agreement and all exhibits and schedules hereto and all other documents, instruments and writings required pursuant to this Agreement and the exhibits hereto.

5.3 The authorized, issued and outstanding capital stock of the Borrower is set forth on Schedule 5.3. No shares of Common Stock are entitled to preemptive or similar rights, nor is any holder of the Common Stock entitled to preemptive or similar rights arising out of any agreement or understanding with the Borrower by virtue of this Agreement. Except as disclosed in Schedule 5.3 and except for the Ocean Warrant and the Turbo Warrant (collectively, the "Warrants") to be issued pursuant to this Agreement, there are no outstanding options, warrants, script, rights to subscribe to, registration rights, calls or commitments of any character whatsoever relating to securities, rights or obligations convertible into or exchangeable for, or giving any person any right to subscribe for or acquire, any shares of the Common Stock, or contracts, commitments, understandings, or arrangements by which the Borrower or any Subsidiary is or may become bound to issue additional shares of the Common Stock, or securities or rights convertible or exchangeable into shares of the Common Stock. Neither the Borrower nor any Subsidiary is in violation of any of the provisions of their respective Certificates of Incorporation, bylaws or other charter documents.

5.4 The Conversion Shares, Warrants and Warrant Shares have been duly and validly authorized for issuance, offer and sale pursuant to this Agreement and constitute the valid and binding obligations of the Borrower enforceable in accordance with their respective terms. The Borrower has and at all times while the Warrants are outstanding will continue to maintain an adequate reserve of shares of the Common Stock to enable it to perform its obligations under this Agreement and the Warrants. When issued in accordance with the terms hereof, the Conversion Shares, the Warrants and the Warrant Shares will be duly authorized, validly issued, fully paid and non-assessable.

5.5 The execution, delivery and performance of this Agreement and the other Transaction Documents by the Borrower and the consummation by the Borrower of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of its Certificate of Incorporation or bylaws (each as amended through the date hereof) or (ii) be subject to obtaining any of the consents referred to in Section 5.6, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Borrower is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Borrower or its Subsidiaries is subject (including, but not limited to, those of other countries and the federal and state securities laws and regulations), or by which any property or asset of the Borrower or its Subsidiaries is bound or affected, except in the case of clause (ii), such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect. The business of the Borrower and its
Subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental authority.

5.6 Except as specifically set forth in Schedule 5.6, neither the Borrower nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person or entity in connection with the execution, delivery and performance by the Borrower of this Agreement and each of the other Transaction Documents, except for the filing of a registration statement relating to the Conversion Shares and the Warrant Shares contemplated by the Registration Rights Agreement with the Securities and Exchange Commission (the "Commission").

5.7 Except as specifically disclosed in Schedule 5.7, there is no action, suit, notice of violation, proceeding or investigation pending or threatened against or affecting the Borrower or any of its Subsidiaries or any of their respective properties before or by any court, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) which (i) relates to or challenges the legality, validity or enforceability of any of the Transaction Documents, the Conversion Shares or the Warrant Shares, (ii) could, individually or in the aggregate, have a Material Adverse Effect or (iii) could, individually or in the aggregate, materially impair the ability of the Borrower to perform fully on a timely basis its obligations under the Transaction Documents.

5.8 Except as set forth in Schedule 5.8 hereto, neither the Borrower nor any Subsidiary (i) is in default under or in violation of any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound, except such conflicts or defaults as do not have a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, except for such violations as do not have a Material Adverse Effect, or (iii) is in violation of any statute, rule or regulation of any governmental authority which could (individually or in the aggregate) (x) adversely affect the legality, validity or enforceability of this Agreement or the Transaction Documents, (y) have a Material Adverse Effect or
(z) adversely impair the Borrower's ability or obligation to perform fully on a timely basis its obligations under this Agreement or the Transaction Documents.

5.9 No fees or commission will be payable by the Borrower to any investment banker, broker, placement agent or bank or otherwise with respect to the consummation of the transactions contemplated hereby except as provided in
Section 6A.14 hereof.

5.10 The Disclosure Documents (as defined below) are accurate in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. "Disclosure Documents" means (a) the Schedules required to be furnished to the Lenders by or on behalf of the Borrower pursuant to Section 5 hereof and (b) all reports required to be and as filed by the Borrower with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the two (2) year period prior to the date hereof.

5.11 The Common Stock is registered under the Exchange Act, the Borrower is subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act, and, except as set forth in Schedule 5.11 hereto, the Borrower is current in its reporting requirements.

5.12 The Common Stock is listed on the NASD Over-the-Counter Bulletin Board and has been duly registered with the Commission in accordance with section 12(b) of the Exchange Act and the National Association of Securities Dealers (the "NASD"). Said Common Stock is the only "equity security" (as defined in the Exchange Act) of Borrower required to be registered under Section 12 of the Exchange Act.

5.13 The Borrower has delivered to the Lenders a true and correct schedule of liabilities as set forth on Schedule 5.13.

5.14 If at any time during the three year period commencing on the date hereof, the Borrower shall desire to enter into any financing arrangement, it shall first offer any such financing arrangement to the Lenders on the identical terms and conditions as those offered by or to any third party. The Lenders shall have 72 hours from receipt of written notification from the Borrower of any such financing arrangement to notify the Borrower in writing of their acceptance of any such financing.

SECTION 6. COVENANTS So long as all or any portion of the Notes remains outstanding, the Borrower hereby agrees as follows:

6.1 The Borrower shall comply in all material respects with all applicable laws, rules, regulations and orders of, and restrictions imposed by, governmental authorities, the violation of which could reasonably be expected to have a Material Adverse Effect.

6.2 The Borrower shall allow representatives of the Lenders, upon reasonable prior notice to the Borrower, to inspect, copy and make extracts of all applicable records, and all properties, of the Borrower at any reasonable time for any reasonable purpose.

6.3 The Borrower shall promptly notify the Lenders of any litigation instituted, or to the Borrower's knowledge, threatened against the Borrower.

SECTION 6A.  OTHER AGREEMENTS OF THE PARTIES

6A.1 The Conversion Shares and the Warrants are being issued pursuant to Regulation S of the Securities Act. The Conversion Shares, the Warrants and the Warrant Shares will bear restrictions on transfer, and will carry a restrictive legend with respect to the exemption from registration under the Securities Act. The transfer and resale of the Conversion Shares, the Warrants and the Warrant Shares may be made only pursuant to registration under the Securities Act or an exemption from such registration.

6A.2 As long as the Lenders own any Conversion Shares, Warrants or Warrant Shares, the Borrower will furnish to the Lenders, promptly after they have been prepared, its annual report and other reports and filings required by Section 13(a) or 15(d) of the Exchange Act that are not available on EDGAR (the "Non-Edgar Filings").

6A.3 The Borrower shall, on a continuing basis, (i) advise the Lenders promptly after obtaining knowledge of, and, if requested by the Lenders, confirm such advice in writing, of (A) the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of the Conversion Shares, the Warrants or the Warrant Shares, for offering or sale in any jurisdiction, or the initiation of any proceeding for such purpose by any state securities commission or other regulatory authority, or (B) any event that makes any statement of a material fact made in the Disclosure Documents untrue or that requires the making of any additions to or changes in the Disclosure Documents in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, (ii) use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption from qualification of the Conversion Shares, the Warrants or the Warrant Shares under any state securities or Blue Sky laws, and
(iii) if at any time any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Conversion Shares, the Warrants or the Warrant Shares under any such laws, and use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

6A.4 The Borrower shall furnish the Lenders, without charge, as many copies of the Non-Edgar Filings and any amendments or supplements thereto as the Lenders may reasonably request. The Borrower consents to the use of the Disclosure Documents and any amendments and supplements to any of them by the Lenders in connection with resales of the Conversion Shares, the Warrants or the Warrant Shares.

6A.5 If any event shall occur as a result of which, in the reasonable judgment of the Borrower or the Lenders, it becomes necessary or advisable to amend or supplement any of the Disclosure Documents in order to make the statements therein, in the light of the circumstances at the time such Disclosure
Document(s) were delivered to the Lenders, not misleading, or if it becomes necessary to amend or supplement any of the Disclosure Documents to comply with applicable law, the Borrower shall promptly prepare an appropriate amendment or supplement to each such document in form and substance reasonably satisfactory to both the Lenders and Borrower so that (i) as so amended or supplemented, each such document will not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to the Lenders, not misleading and (ii) the Disclosure Documents will comply with applicable law.

6A.6 The Borrower shall, for so long as any of the Conversion Shares, Warrants or Warrant Shares remains outstanding and during any period in which the Borrower is not subject to Section 13 or 15(d) of the Exchange Act, make available to any registered holder of the Conversion Shares, Warrants or Warrant Shares in connection with any sale thereof and any prospective purchaser of such Conversion Shares, Warrants or Warrant Shares from such holder, such information in accordance with Rule 144(c) promulgated under the Securities Act as is required to sell the Conversion Shares, Warrants or Warrant Shares under Rule 144 promulgated under the Securities Act.

6A.7 The Borrower shall not (i) distribute any offering materials in connection with the offering and sale of the Conversion Shares, Warrants or Warrant Shares other than the Disclosure Documents and any amendments and supplements thereto prepared in compliance herewith or (ii) solicit any offer to buy or sell the Conversion Shares, Warrants, or Warrant Shares by means of any form of general solicitation or advertising.

6A.8 If not otherwise publicly available, the Borrower shall furnish to the Lenders, promptly after filing with the Commission, a copy of all financial statements for any period subsequent to the period covered by the financial statements included in the Disclosure Documents until the full exercise of the Warrants.

6A.9 From the date hereof through the full exercise of the Warrants, the Borrower shall not and shall cause the Subsidiaries not to, without the prior written consent of the Lenders, (i) amend its certificate or articles of incorporation, by-laws or other charter documents so as to adversely affect any rights of the Lenders; (ii) split, combine or reclassify its outstanding capital stock; (iii) declare, authorize, set aside or pay any dividend or other distribution with respect to the Common Stock; (iv) redeem, repurchase or offer to repurchase or otherwise acquire shares of its Common Stock; or (v) enter into any agreement with respect to any of the foregoing.

6A.10 The Borrower shall (a) use its best efforts to maintain the listing of its Common Stock on the OTCBB or such other exchange on which the Common Stock is then listed until expiration of the period during which the Warrants may be exercised and (b) shall provide to the Lenders evidence of such listing.

6A.11 To effectuate the terms and provisions of this Agreement and its exhibits, the Borrower hereby agrees to give a power of attorney as is evidenced by
Exhibit I annexed hereto. All acts done under such power of attorney are hereby ratified and approved and neither the Attorney-in-Fact nor any designee or agent thereof shall be liable for any acts of commission or omission, for any error of judgment or for any mistake of fact or law, as long as the Attorney-in-Fact is operating within the scope of the power of attorney and this Agreement and its exhibits. The power of attorney, being coupled with an interest, shall be irrevocable while any of the Notes remain outstanding, any of the Warrants remains unexercised or any portion of this Agreement or its exhibits remains unsatisfied. In addition, the Borrower shall give the Attorney-in-Fact resolutions executed by the Board of Directors of the Borrower which authorize future issuances of the Warrant Shares for the Warrants, and which resolutions state that they are irrevocable while any of the Notes remain outstanding, any of the Warrants remains unexercised or any portion of this Agreement or its exhibits remains unsatisfied.

6A.12 In accordance with the Registration Rights Agreement, the Borrower shall qualify the Conversion Shares and the Warrant Shares under the securities or Blue Sky laws of such jurisdictions as the Lenders may reasonably request and shall continue such qualification at all times through the forth anniversary of the date the Loan is disbursed to the Borrower; provided, however, that neither the Borrower nor its Subsidiaries shall be required in connection therewith to qualify as a foreign corporation where they are not now so qualified or to take any action that would subject the Borrower to general service of process in any such jurisdiction where it is not then so subject or subject the Borrower to any material tax in any such jurisdiction where it is not then so subject.

6A.13 Until the earlier of (a) the Maturity Date and (b) the full exercise of the Warrants, the Borrower and each Subsidiary will not, in a single transaction or a series of related transactions, (i) consolidate with or merge with or into any other entity, or (ii) permit any other entity to consolidate with or merge into it, unless (w) either (A) the Borrower shall be the survivor of such merger or consolidation or (B) the surviving entity shall expressly assume by supplemental agreement all of the obligations of the Borrower under this Agreement and the Transaction Documents; (x) immediately before and immediately after giving effect to such transactions (including any indebtedness incurred or anticipated to be incurred in connection with the transactions), no event of default shall have occurred and be continuing; (y) if the Borrower is not the surviving entity, such surviving entity's common shares will be listed on either The New York Stock Exchange, American Stock Exchange, Nasdaq National Market or Nasdaq SmallCap Market, or the OTCBB on or prior to the closing of such transaction(s) and (z) the Borrower shall have delivered to Lenders an officers' certificate and opinion of counsel, each stating that such consolidation, merger or transfer complies with this Agreement and the Transaction Documents, that the surviving entity agrees to be bound thereby and that all conditions precedent in this Agreement relating to such transaction(s) have been satisfied.

6A.14 The Borrower will pay the following fees and expenses in connection with the transactions contemplated hereby (a) to KGL (i) $15,000 for document preparation fees, and (ii) all reasonable disbursements and expenses incurred by KGL in connection with such document preparation fees and (b) $5,000 to the Escrow Agent for the escrow agent fee. The fees and expenses set forth in (a) and (b) will be paid to KGL by deducing the amount of such fees and expenses from the Loan proceeds to be received by the Borrower hereunder prior to disbursement thereof to the Borrower pursuant to Schedule 1.

6A.15 Until the Loan is repaid in full, the Borrower hereby agrees that it shall not offer or issue in excess of 5,000,000 shares of the Common Stock, either directly or indirectly through any convertible/exchangeable security, without the prior written consent of the Lenders.

6A.16 In the event that the Loan is repaid in full but the Windjammer Project shall not have Closed within ninety (90) days from the date hereof, the Borrower hereby agrees that the Lenders shall have the sole option to receive an interest, free and clear of any and all liens, on the same terms and conditions as the acquisition of a certain parcel of real estate located in St. Kitts for $30,000,000 contemplated by Windjammer (the "Windjammer Project"), in each and every other next succeeding purchase, agreement to purchase, option to purchase, hypothecation, transfer or other transaction similar in nature to the Windjammer Project (individually, a "Transaction" and collectively, "Transactions") contemplated or undertaken by the Borrower, directly or indirectly, until such time as the Lenders shall have received an aggregate ownership interest of $3,000,000 in one or more Transactions; provided, however, that in no event shall the Lenders interest exceed twenty-five percent (25%) of any one Transaction. Within three (3) business days of the Borrower's execution of a letter of intent or any similar written term sheet (the "Terms") in connection with a Transaction, the Borrower shall notify the Lenders of such Transaction and deliver a copy of the Terms of such Transaction to the Lenders. Upon the Borrower's receipt of the due diligence materials for such Transaction, the Borrower shall promptly deliver same to the Lenders and the Lenders shall have five (5) business days from their receipt of all of the due diligence materials for such Transaction to accept the Transaction.

6A.17 The Borrower hereby agrees that the Lenders shall have the right, at the Lenders' option, to loan up to $500,000 in four (4) separate Transactions upon the same terms and conditions as this Agreement, except as set forth on Schedule 6A.17, at any time for the greater of (a) three (3) years from the date of the closing of the Windjammer Project, or (b) while any loan made pursuant to this Agreement or any subsequent agreement by the Lenders to the Borrower is outstanding or (c) while the Borrower is in default in any transaction with the Lenders (individually, a "Loan Right" and Collectively, "Four Loan Rights"). Within three (3) business days of the Borrower's execution of a letter of intent or any similar written term sheet (the "Terms") in connection with a Transaction, the Borrower shall notify the Lenders of such Transaction and deliver a copy of the Terms such Transaction to the Lenders. Upon the Borrower's receipt of the due diligence materials for such Transaction, the Borrower shall promptly deliver same to the Lenders and the Lenders shall have five (5) business days from their receipt of all of the due diligence materials for such Transaction to accept the Transaction. The Borrower shall have the right to acquire from the Lenders any and all of the Four Loan Rights in consideration for (i) $750,000 and (ii) the Lenders' right to retain the immediately next succeeding Loan Right, by notifying the Lenders of the Borrower's exercise of such right within 10 days prior thereto.

6A.18 The Borrower hereby agrees that it shall take all corporate action necessary to ensure that upon the Closing Date Edward J. Tobin shall be a duly elected member of the Board of Directors of the Borrower.

6A.19 Exhibit J sets forth the procedures with respect to the conversion of the Notes and the exercise of the Warrants, including the forms of Notice of Conversion and Notice of Exercise to be provided upon conversion or exercise, and such other information and instructions as may be reasonably necessary to enable the Lenders or any permitted transferee(s) to effectuate conversion or exercise smoothly and expeditiously. Upon each and every exercise by the Lenders the aggregate number of Warrant Shares that the Lenders shall be entitled to exercise shall be subject to adjustment based upon the following formula; provided, however, that in no event shall the aggregate number of Warrant Shares that the Lenders are entitled to be less than 2,000,000:

   No. of Warrant Shares =   ([the total number of issued and outstanding shares
                               of the Common Stock] x 0.05) - 2,000,000

The Borrower agrees that, at any time the aggregate number of Warrant Shares to which the Lenders are entitled exceeds 3,000,000 shares, the Borrower shall issue additional stock certificates in the names of each of the Lenders, in proportion to their respective percentage of the Loan, and deliver same to the Escrow Agent to be held in escrow pursuant to this Agreement and the Escrow Agreement. In the event that the aggregate number of Warrant Shares to which the Lenders are entitled is less than 3,000,000 shares, then the Escrow Agent shall return to the Borrower such excess number of Warrant Shares held in escrow by the Escrow Agent.

SECTION 7. THE LENDERS MAY PERFORM If the Borrower fails to perform any agreement contained herein or in the Notes, the Lenders may cure such event of default, and the expenses of the Lenders incurred in connection therewith shall be payable by the Borrower.

SECTION 8.  INDEMNITY

8.1      Indemnification:

         (a) The Borrower shall, without limitation as to time, indemnify and hold harmless Global Emerging Markets, Ltd.("GEM"), GEM Advisors, Inc.("GEMA") and the Lenders and their respective officers, directors, agents, employees and affiliates, each person or entity who controls GEM, GEMA or the Lenders (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) (each such person or entity, a "Control Person") and the officers, directors, agents, employees and affiliates of each such Control Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by the Borrower under this Agreement or any other Transaction Document.

         (b) Each Lender, severally and not jointly, shall without limitation as to time, indemnify and hold harmless the Borrower, its officers, directors, agents and employees, each Control Person and the officers, directors, agents and employees of each Control Person, to the fullest extent permitted by application law, from and against any and all Losses, as incurred, arising out of, or relating to, a breach or breaches of any representation, warranty, covenant or agreement by such Lender under this Agreement or the other Transaction Documents.

8.2 If any action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (collectively, "Proceeding") shall be brought or asserted against any person or entity entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the person or entity from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

         An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impeded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of the claim against the Indemnified Party but will retain the right to control the overall Proceedings out of which the claim arose and such counsel employed by the Indemnified Party shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

         All fees and expenses of the Indemnified Party to which the Indemnified Party is entitled hereunder (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party.

         No right of indemnification under this Section 8 shall be available as to a particular Indemnified Party if there is a non-appealable final judicial determination that such Losses arise solely out of the negligence or bad faith of such Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or a breach by such Indemnified Party of its obligations under this Agreement.

8.3 If a claim for indemnification under this Section 8 is unavailable to an Indemnified Party or is insufficient to hold such Indemnified Party harmless for any Losses in respect of which this Section 8 would apply by its terms (other than by reason of exceptions provided in this Section 8.3), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Party on the one hand and the Indemnified Party on the other and the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether there was a judicial determination that such Losses arise in part out of the negligence or bad faith of the Indemnified Party in performing the obligations of such Indemnified Party under this Agreement or the Indemnified Party's breach of its obligations under this Agreement. The amount paid or payable by a party as a result of any Losses shall be deemed to include any attorneys' or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party.

8.4 The indemnity and contribution agreements contained in this Section are in addition to any obligation or liability that the Indemnifying Parties may have to the Indemnified Parties.

SECTION 9.  EVENTS OF DEFAULT; REMEDIES

9.1 An event of default shall be deemed to have occurred upon the occurrence of any of the following events:

         (a) any amount payable on the Loan shall not be paid on the Maturity Date and shall not have been cured within thirty (30) days from the Maturity Date; or

         (b) except with respect to Section 6A.5, a material breach or failure of performance by the Borrower of any covenant, condition or agreement on its part to be observed or performed contained in this Agreement or the Notes which shall not have been cured within five (5) business days after receipt by the Borrower of notice thereof given by the Lenders; or

         (c) any material breach or failure of performance by the Borrower under Section 6A.5.

         (d) any material representation or warranty made by the Borrower herein shall prove to have been false or breached in any material respect on and as of the date on which made; or

         (e) the Borrower shall be adjudged to be insolvent or unable to pay its debts as they mature or any receiver, trustee, liquidator, custodian or like officer be appointed to take custody, possession or control of any property of the Borrower; or

         (f) there shall be in effect any statute, rule, law or regulation that prohibits the disbursement of the Loan or if the disbursement of the Loan would violate any non-appealable final judgment, order, decree, ruling or injunction of any court of or governmental authority having competent jurisdiction; or

         (g) the Borrower's Common Stock is not registered under Section 12 of the Exchange Act; or

         (h) except as set forth in Schedule 5.11, the Borrower is not current in its reporting obligations under Section 13 or 15(d) of the Exchange Act; or

         (i) an event occurs prior to the disbursement of the Loan requiring the Borrower to report such event to the SEC on Form 8-K and not otherwise set forth in Schedule 9.1, provided, however, such event shall only include the following items under Form 8-K: Item 1, Item 2 to the extent that any event is reported under Item 2 that involves a change in the nature of the Borrower's business; Item 3; or Item 4 (provided further, that as to Item 4, only if the event requires disclosure under
                  Item 304(a)(1)(iv) under Regulation S-B); or

         (j) trading in the Common Stock has been suspended, delisted, or otherwise ceased by the Commission or the NASD or other exchange or the Nasdaq (whether the National Market or otherwise), except for any suspension of trading of limited duration solely to permit dissemination of material information regarding the Borrower, and not reinstated within ten (10) business days; or

         (k) the transfer agent for the Common Stock fails to deliver certificates for the Conversion Shares and/or the Warrant Shares as required by this Agreement.

9.2      If an event of default shall have occurred and be continuing:

         (a) The Lenders may (by written notice delivered to the Borrower) declare all or any portion of the Loan immediately due and payable.

         (b)      The Bauer resignation shall become effective.

         (c) The Lenders shall also be entitled to exercise all their rights and remedies as may exist at law or as set forth in this Agreement and/or the Notes.

SECTION 10.  MISCELLANEOUS

10.1 Except as set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Borrower shall pay the fees of the Escrow Agent and all stamp and other taxes and duties levied in connection with the issuance of the Conversion Shares and the Warrants and, upon exercise thereof, the Warrant Shares, pursuant hereto. The Lenders shall be responsible for any taxes payable by the Lenders that may arise as a result of the investment hereunder or the transactions contemplated by this Agreement or any other Transaction Document.

10.2 All covenants and agreements in this Agreement by or on behalf of any of the parties shall bind and inure to the benefit of their respective successors and assigns, including any subsequent holder of the Notes. This Agreement may not be assigned by the Borrower unless the Lenders shall have given prior written consent thereto.

10.3 Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under applicable law, then such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement.

10.4 This Agreement may be executed in separate counterparts and delivered by facsimile transmission, each of which when so executed and delivered shall be deemed to be an original hereof, and all of which when taken together shall constitute one and the same agreement.

10.5 Descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of this Agreement.

10.6 The parties hereto acknowledge that the transactions contemplated by this Agreement and the exhibits hereto bear a reasonable relation to the state of New York. This Agreement shall be enforced in accordance with, and all questions regarding the construction, validity, interpretation and purpose of this agreement shall be governed by, the internal laws of the state of New York, without giving effect to provisions thereof regarding conflict of laws. Any action to enforce the terms of this Agreement or any of its exhibits shall be brought exclusively in the state and/or federal courts situate in the county and state of New York. Service of process in any action by either Lenders to enforce the terms of this Agreement may be made by serving a copy of the summons and complaint, in addition to any other relevant documents, by commercial overnight courier to the Borrower at its principal address set forth in this Agreement.

10.7 Any notice provided for in this Agreement must be in writing and must be either (a) hand delivered, (b) mailed by registered or certified first class mail, postage prepaid with return receipt requested, (c) sent by reputable overnight courier service for next business morning delivery, or (d) sent by telecopy to the recipient at the address/telecopy number below indicated:

         If to Ocean:               Ocean Strategic Holdings Ltd.
                                    11 Bath Street
                                    St. Helier JE4 OYZ  Jersey
                                    Attn.:
                                    Telephone:
                                    Facsimile:

         With a copy to:            Kaplan Gottbetter & Levenson, LLP
                                    630 Third Avenue
                                    New York, NY 10017-6705
                                    Attn.: Adam S. Gottbetter, Esq.
                                    Telephone:     (212) 983-6900
                                    Facsimile:     (212) 983-9210

         If to Turbo:               Turbo International Ltd.
                                    Shirley House
                                    50 Shirley Street
                                    P.O. Box N-7755
                                    Nassau, Bahamas
                                    Attn.:
                                    Telephone:
                                    Facsimile:

         With a copy to:            Kaplan Gottbetter & Levenson, LLP
                                    630 Third Avenue
                                    New York, NY 10017-6705
                                    Attn.:  Adam S. Gottbetter, Esq.
                                    Telephone:     (212) 983-6900
                                    Facsimile:     (212) 983-9210

         If to the Borrower:        The Bauer Partnership Inc.
                                    8 Queen Street
                                    Mayfair, London W1J 5PD
                                    United Kingdom
                                    Attn.:
                                    Telephone:
                                    Facsimile:

         With a copy to:            Vanderkam & Sanders
                                    440 Louisiana, Suite 475
                                    Houston, Texas 77002
                                    Attn.:  David Loev, Esq.
                                    Telephone:     (713) 547-8900
                                    Facsimile:     (713) 547-8910

or such other address/telecopy number or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

Any notice under this Agreement shall be deemed to have been given (i) on the date such notice is hand delivered, (ii) three (3) days after the date of mailing if mailed by certified or registered mail, (iii) on the business day next following the day notice is sent via overnight courier service, or (iv) as of the beginning of the next day if such notice is sent by telecopy.

10.8 This Agreement and all exhibits and schedules hereto embody the complete agreement and understanding between the parties with respect to the subject matter hereof and thereof and supersedes and preempts any prior understandings, agreements and/or representations by or between the parties, written or oral, related to the subject matter hereof in any way.

10.9 Notwithstanding any rule of law or custom to the contrary, neither this Agreement nor any other agreement or document collateral to or otherwise relating to this Agreement shall be interpreted or construed against any party merely by reason of the fact that such agreement or document was prepared by or at the direction of such party or that such party caused this Agreement to be drafted.

                           [Signature page to Follow]

         IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.



                                             The Bauer Partnership Inc.


                                             By:
                                                  ------------------------------
                                             Name:
                                             Title:


                                             Ocean Strategic Holdings Ltd.


                                             By:
                                                  ------------------------------
                                             Name:
                                             Title:

                                            Turbo International Ltd.


                                             By:
                                                  ------------------------------
                                             Name:
                                             Title:

                                   Schedule 1

(a) $150,000 upon execution and delivery of this agreement, less $10,000 to be paid to KGL pursuant to Section 6A.14;

(b)  $50,000  upon the  Lender's  and/or  the  Borrower's  receipt of all of the
     Transaction   Documents  duly  executed  and  delivered  pursuant  to  this
     Agreement, less $5,000 to be paid to KGL pursuant to Section 6A.14;

(c) 100,000 upon the Borrower's filing of its (i) annual report on Form 10-K for the year ended December 31, 2001 and amendment to its current report on Form 8-K dated December 5, 2001 containing all of the financial statements to be filed in connection there with, less any expenses to be paid to KGL pursuant to Section 6A.14; and

(d) $200,000 upon the Lenders receipt of a copy of a written loan commitment to the Borrower from a reputable lending institution approved by the Lenders, which approval shall not be unreasonably withheld, for no less than $18,000,000, less $5,000 to be paid to KGL pursuant to Section 6A.14.
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                                  Schedule 3.2




Ocean Strategic Holdings Ltd.       27 certificates each for 100,000 shares

Turbo International Ltd.            6 certificates each for 50,000 shares


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                                  Schedule 4.5


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                                 Schedule 4.6
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                                  Schedule 5.1

                                  Subsidiaries


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                                  Schedule 5.3

                                 Capitalization



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                                  Schedule 5.6

                             Consents and Approvals


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                                  Schedule 5.7

                              Litigation and Claims

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                                  Schedule 5.8

                             Defaults and Violations


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                                  Schedule 5.11

                               Delinquent Reports
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                                 Schedule 6A.17

                                Conversion Shares

(a) First option to loan $500,000 - The secured convertible promissory note shall be convertible into 20,000,000 shares of Common Stock and the Warrants shall entitle the holder to acquire 2,000,000 shares at an exercise price of $.30 per share

(b) Second option to loan $500,000 - The secured convertible promissory note shall be convertible into 15,000,000 for shares of Common Stock and the Warrants shall entitle the holder to acquire 1,500,000 shares at an exercise price of $.35 per share.

(c) Third option to loan $500,000 - The secured convertible promissory note shall be convertible into 10,000,000 for shares of Common Stock and the Warrants shall entitle the holder to acquire 1,000,000 shares at an exercise price of $.40 per share.

(d) Fourth option to loan $500,000 - The secured convertible promissory note shall be convertible into 5,000,000 for shares of Common Stock and the Warrants shall entitle the holder to acquire 500,000 shares at an exercise price of $.45 per share.


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                                  Schedule 9.1

                         Form 8-K Disclosure Obligations